UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2011

PILGRIM’S PRIDE CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 506-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Pilgrim’s Pride Corporation (the “Company”) is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding Pilgrim’s Pride Corporation of West Virginia, Inc., the Company’s wholly-owned subsidiary, that fully and unconditionally guarantees the Company’s 7 7/8% Senior Notes due 2018 (the “Guarantor”).

The Company is disclosing condensed consolidating financial information of the Guarantor in a new footnote to certain of its previously issued financial statements. The Company is updating the historical financial statements contained in its Annual Report on Form 10-K for the year ended December 26, 2010 (“2010 Form 10-K”), originally filed with the Securities and Exchange Commission (“SEC”) on February 11, 2011, to include Notes 23 and 24 in the Notes to Consolidated Financial Statements for the periods disclosed within such report. The Company is also updating the historical financial statements contained in its Quarterly Report on Form 10-Q for the period ended June 26, 2011 (“Form 10-Q”), originally filed with the SEC on July 29, 2011, to include Note 20 in the Notes to Condensed Consolidated Financial Statements for the periods disclosed within such report.

These updated historical financial statements are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and have been updated in compliance with generally accepted accounting principles solely to include the new footnotes referenced above related to the Guarantor and are incorporated herein by reference. All other information provided in the 2010 Form 10-K and the Form 10-Q remain unchanged and this Form 8-K does not modify or update the disclosures in the reports in any way other than the inclusion of the supplemental financial information of the Guarantor and unaudited subsequent events in the 2010 Form 10-K. The revised historical financial statements should be read in conjunction with other information that the Company has filed with the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young, LLP.*

99.1	Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information and unaudited subsequent events (which replaces and supersedes Part II, Item 8 of the 2010 Form 10-K filed with the SEC on February 11, 2011).*

99.2	Condensed Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information (which replaces and supersedes Part I, Item 1 of the Form 10-Q filed with the SEC on July 29, 2011).*

101.INS	Form 10-Q XBRL INSTANCE DOCUMENT**

101.SCH	Form 10-Q XBRL TAXONOMY SCHEMA DOCUMENT**

101.CAL	Form 10-Q XBRL TAXONOMY CALCULATION LINKBASE DOCUMENT**

101.DEF	Form 10-Q XBRL TAXONOMY DEFINITION LINKBASE DOCUMENT**

101.LAB	Form 10-Q XBRL TAXONOMY LABEL LINKBASE DOCUMENT**

101.PRE	Form 10-Q XBRL TAXONOMY PRESENTATION LINKBASE DOCUMENT**

*	Filed herewith.
**	Furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: August 19, 2011	By:	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Ernst & Young, LLP.*

99.1	Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information and unaudited subsequent events (which replaces and supersedes Part II, Item 8 of the 2010 Form 10-K filed with the SEC on February 11, 2011).*

99.2	Condensed Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information (which replaces and supersedes Part I, Item 1 of the Form 10-Q filed with the SEC on July 29, 2011).*

101.INS	Form 10-Q XBRL INSTANCE DOCUMENT**

101.SCH	Form 10-Q XBRL TAXONOMY SCHEMA DOCUMENT**

101.CAL	Form 10-Q XBRL TAXONOMY CALCULATION LINKBASE DOCUMENT**

101.DEF	Form 10-Q XBRL TAXONOMY DEFINITION LINKBASE DOCUMENT**

101.LAB	Form 10-Q XBRL TAXONOMY LABEL LINKBASE DOCUMENT**

101.PRE	Form 10-Q XBRL TAXONOMY PRESENTATION LINKBASE DOCUMENT**

*	Filed herewith.
**	Furnished herewith.